Legal Settlements and Loss Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Legal Settlements and Loss Contingencies
NOTE 11—Legal settlements and loss contingencies:
Legal settlements and loss contingencies expenses in 2025 were $467 million, compared to expenses of $761 million in 2024 and expenses of $1,043 million in 2023.
Legal settlements and loss contingencies in 2025 were mainly related to an update to the estimated settlement provision for the opioid cases (mainly the effect of the passage of time on the net present value of the discounted payments), an update to the provision recorded for the carvedilol patent litigation, an update to the estimated provision recorded for the claims brought by attorneys general representing states and territories throughout the United States in the generic drug antitrust litigation, as well as a provision recorded for the antitrust litigation related to QVAR.
Legal settlements and loss contingencies in 2024 were mainly related to a decision by the European Commission in its antitrust investigation into COPAXONE, and an update to the estimated settlement provision for the opioid cases (mainly the passage of time on the net present value of the discounted payments and the settlement agreement with the city of Baltimore).
Legal settlements and loss contingencies in 2023 were mainly related to an estimated provision for the U.S. DOJ patient assistance program litigation, an update to the estimated settlement provision of the opioid cases, the provision for the settlement of the U.S. DOJ criminal antitrust charges on the marketing and pricing of certain Teva USA generic products, as well as the provision for the settlement of the reverse-payment antitrust litigation over certain HIV medicines.
As of December 31, 2025 and 2024, Teva’s provision for legal settlements and loss contingencies recorded under accrued expenses and other taxes and long-term liabilities was $4,753 million and $4,881 million, respectively.